SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 5, 2008

Date of Report (Date of earliest event reported)

MICROCHANNEL TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-146404

(Commission File Number)

98-0539775

(I.R.S. Employer Identification No.)

3905 National Drive, Suite 110, Burtonsville, MD  20866

(Address of principal executive offices)

(888) 522-6422

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

At a Board of Directors meeting held on August 5, 2008, Mr. Meetesh Patel was appointed to the office of President and Chief Executive Officer of MicroChannel Technologies Corporation, and joined the Board of Directors, replacing Dr. Kaiyo Nedd, the Company’s former President and Chief Executive Officer, who resigned from such position effective August 5, 2008.  Also at this board meeting, Mr. David Gamache was appointed to the office of Secretary, Treasurer, and Chief Financial Officer, and joined the Board of Directors, replacing Mr. Harmel S. Rayat, the Company’s former Secretary, Treasurer and Chief Financial Officer, who resigned from such position effective August 5, 2008

Mr. Patel completed his Bachelor of Arts Degree in Government and Politics with an emphasis in International Relations from the University of Maryland, College Park in 1997, and earned his law degree from American University, Washington College of Law, Washington, D.C. in 2000. Mr. Patel is a member of the Maryland State Bar and the District of Columbia Bar. Mr. Patel is the founder and managing attorney of the MVP Law Group, P.A., an innovative e-law firm that represents businesses within the United States and throughout the world. Mr. Patel has been managing the MVP Law Group since its inception in April 2003 to present.

Mr. Gamache from August 2001 until present has been the owner of Allen Lee Group.  Allen Lee Group does business coaching, business consulting, and health coaching with various multi-level marketing companies. From March 2007 to June 2008 David Gamache was President, Treasurer, and Director Of Lake Victoria Mining Company, Inc.  Lake Victoria Mining Company, Inc. is an exploration gold company doing business in Tanzania, Africa.  From June 2008 to present, David Gamache is President, Treasurer, and Director of Kibo Resources Company, Inc.  Kibo Resources is an exploration gold company doing business in Tanzania, Africa.

Dr. Nedd and Mr. Rayat resigned for personal and professional reasons.  Dr. Nedd’s and Mr. Rayat’s resignations were not the result of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROCHANNEL TECHNOLOGIES CORPORATION

/s/ Meetesh Patel

Meetesh Patel

President and CEO

Date: August 11, 2008